UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Tarsus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39614	81-4717861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15440 Laguna Canyon Road, Suite 160 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 409-9820

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TARS	The Nasdaq Global Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Tarsus Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 30, 2022 (the “Proxy Statement”).

At the close of business on April 19, 2022, the record date of the Annual Meeting, the Company had 20,727,346 shares of common stock outstanding and entitled to vote. The holders of a total of 15,319,279 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.	The election of four Class II directors to serve until the Company’s 2025 annual meeting of stockholders.

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The number of votes cast for and against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.	Board of Directors Election Results

The following nominees were elected to serve as Class II directors for a term that will continue until the 2025 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The number of votes cast for and withheld and the number broker non-votes for each nominee were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Ackermann, Ph.D.	10,087,025	958,440	4,273,814
Bobak Azamian, M.D., Ph.D.	10,218,895	826,570	4,273,814
Rosemary Crane, MBA	11,036,854	8,611	4,273,814
Elizabeth Yeu-Lin, M.D.	10,913,478	131,987	4,273,814

The following directors, in addition to Dr. Ackermann, Dr. Azamian, Ms. Crane, and Dr. Yeu-Lin, will continue to serve as members of our Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: William Link, Ph.D., Bhaskar Chaudhuri, Ph.D., Andrew Goldberg, M.D., and Wendy Yarno, MBA.

2.	Ratification of Ernst & Young LLP as our independent registered public accounting firm

Our stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstain
15,318,215	1,027	37

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tarsus Pharmaceuticals, Inc.

DATE: June 22, 2022	By:	/s/ Leo Greenstein
Leo Greenstein
Chief Financial Officer